Exhibit 10.1

SECOND AMENDMENT, dated as of February 22, 2007 (this “Amendment”), to the TERM LOAN AGREEMENT, dated as of February 18, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”), among PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED, a Delaware corporation (the “Parent”), PRIMUS TELECOMMUNICATIONS HOLDING, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the “Syndication Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the parties hereto desire to amend the Term Loan Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, the Lenders have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise noted herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

2. Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Term Loan Agreement is hereby amended by (a) deleting the definition of “Applicable Margin” and substituting in lieu thereof the following: “‘Applicable Margin’: (a) in the case of Base Rate Loans, 5.75%, and (b) in the case of Eurodollar Loans, 6.75%.”,

(b) amending the definition of “Permitted Liens” by (i) deleting the phrase “and (xxvi)” in the third to last line of the definition thereof and inserting the following in replacement thereof: “; (xxvi) Liens on certain of the Collateral securing the New Notes (or the guarantees thereof by the New Notes Guarantors) pursuant to the New Notes Collateral Agreement, provided that such Liens are subject to the Intercreditor Agreement; and (xxvii)” and (ii) deleting the reference to “(xxv)” in the last line and substituting in lieu thereof a reference to “(xxvi)”, (c) adding the following new defined terms in appropriate alphabetical order:

“‘Intercreditor Agreement’: the Intercreditor Agreement to be executed and delivered on a date following the Second Amendment Effective Date by the New Notes

Issuer, each New Notes Guarantor, the Administrative Agent and the trustee of the New Notes, substantially in the form of Exhibit A to the Second Amendment (with such modifications thereto as have been approved by the Administrative Agent and are not materially adverse to the Lenders; provided that the Lenders receive at least one Business Day’s notice of such modifications), as the same may be amended, supplemented or otherwise modified from time to time.

‘New Notes’: debt securities of the New Notes Issuer issued in conformity with Section 6.2(b)(xi), and to the extent secured, clause (xxvi) of the definition of “Permitted Liens”.

‘New Notes Collateral Agreement’: the New Notes Collateral Agreement to be executed and delivered on or after the Second Amendment Effective Date by the New Notes Issuer and each New Notes Guarantor, in favor of the trustee under the New Notes Indenture, for the benefit of the holders of the New Notes, substantially in the form of Exhibit B to the Second Amendment (with such modifications thereto as have been approved by the Administrative Agent and are not materially adverse to the Lenders; provided that the Lenders receive at least one Business Day’s notice of such modifications), as the same may be amended, supplemented or otherwise modified from time to time.

‘New Notes Guarantors’: the collective reference to Parent, the Borrower and some or all of the Subsidiary Guarantors in their respective capacities as guarantors of the New Notes.

‘New Notes Indentures’: the Indenture or Indentures to be entered into by the New Notes Issuer and the New Notes Guarantors, with a trustee or trustees to be determined, in connection with the issuance of the New Notes, together with all instruments and other agreements entered into by the New Notes Issuer or any of the New Notes Guarantors in connection therewith, substantially in the form of Exhibit C to the Second Amendment (with such modifications thereto as have been approved by the Administrative Agent and are not materially adverse to the Lenders; provided that the Lenders receive at least one Business Day’s notice of such modifications), as the same may be amended, supplemented or otherwise modified from time to time.

‘New Notes Issuer’: Primus Telecommunications IHC, Inc., a Delaware corporation, in its capacity as the issuer of New Notes, together with its successors and assigns.

‘Prepayment Premium’: shall mean any fees payable on optional or mandatory prepayment of the Loans pursuant to Sections 2.6 or 2.7 hereof.

‘Second Amendment’: the Second Amendment, dated as of February 22, 2007, to this Agreement.

‘Second Amendment Effective Date’: the date of effectiveness of the Second Amendment.”

3. Amendment to Section 2.6. Section 2.6 of the Term Loan Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

“2.6 Optional Prepayments. (a) The Borrower may not optionally prepay the Loans at any time prior to the first anniversary of the Closing Date or at any time from and including the Second Amendment Effective Date to but not including the third anniversary of the Closing Date. The Borrower may at any time and from time to time other than during the periods referred to in the immediately preceding sentence prepay the Loans, in whole or in part, without premium or penalty (except as otherwise provided herein), upon irrevocable notice delivered to the Administrative Agent no later than 11:00 A.M., New York City time, three Business Days prior thereto in the case of Eurodollar Loans and no later than 11:00 A.M., New York City time, one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of such prepayment and whether such prepayment is of Eurodollar Loans or Base Rate Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.16. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments of Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

(b) Each optional prepayment in respect of the Loans on or prior to the fifth anniversary of the Closing Date shall be accompanied by a prepayment fee equal to (i) if such prepayment is made (x) on or after the first anniversary of the Closing Date (or on or after the Closing Date in the case of a prepayment upon a Change of Control) and prior to the second anniversary of the Closing Date or (y) at any time on or after the third anniversary of the Closing Date (or on or after the Second Amendment Effective Date in the case of a prepayment upon a Change of Control) and prior to the fourth anniversary of the Closing Date, 3% of the principal amount that is the subject of such prepayment, and (ii) if such prepayment is made (x) on or after the second anniversary of the Closing Date and prior to the Second Amendment Effective Date or (y) at any time on or after the fourth anniversary of the Closing Date and on or prior to the fifth anniversary of the Closing Date, 2% of the principal amount that is the subject of such prepayment. For purposes of this Section, any prepayment of the Loans upon the refinancing thereof (whether with proceeds of equity or Indebtedness) or upon the occurrence of a Change of Control, or if the Commitments have automatically terminated and the Loans hereunder have immediately become due and payable pursuant to Section 7 hereof, shall be deemed to be an optional prepayment and entitle the Lender to a Prepayment Premium thereon (to the extent such prepayment occurs on or prior to the fifth anniversary of the Closing Date). Any prepayment pursuant to Section 2.6(b) after the fifth anniversary of the Closing Date may be made without premium or penalty.

(c) Notwithstanding Section 2.6(a) hereof, if any or all of the Loans are prepaid for any reason other than pursuant to Section 2.7(a) and Section 2.7(b) (it being understood that prepayment fees with respect to Section 2.7(b) are addressed in Section 2.7(d)) (including, without limitation, due to the Commitments having automatically terminated and the Loans hereunder having immediately become due and payable pursuant to Section 7 hereof), at any time prior to February 18, 2008, a prepayment fee equal to 5% of the principal amount that is the subject of such prepayment shall accompany such prepayment.”

4. Amendment to Section 2.7(d). Section 2.7(d) of the Term Loan Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“(d) Any prepayment pursuant to Section 2.7(b) on or prior to the fifth anniversary of the Closing Date shall be accompanied by a prepayment fee equal to (i) if such prepayment is made (x) on or after the first anniversary of the Closing Date and prior to the second anniversary of the Closing Date, 3% of the principal amount of such accepted prepayment or (y) on or after the second anniversary of the Closing Date and prior to the Second Amendment Effective Date, 2% of the principal amount of such accepted prepayment, or (ii) if such prepayment is made (x) at any time on or after the Second Amendment Effective Date and prior to the third anniversary of the Closing Date, 5% of the principal amount of such accepted payment, (y) at any time on or after the third anniversary of the Closing Date and prior to the fourth anniversary of the Closing Date, 3% of the principal amount of such accepted prepayment, or (z) at any time on or after the fourth anniversary of the Closing Date and on or prior to the fifth anniversary of the Closing Date, 2% of the principal amount of such accepted prepayment. Any prepayment pursuant to Section 2.7(b) after the fifth anniversary of the Closing Date may be made without premium or penalty.”

5. Amendment to Section 6.2(b). Section 6.2(b) of the Term Loan Agreement is hereby amended by (i) deleting clause (ix) and substituting in lieu thereof the following new clause (ix):

“(ix) Indebtedness (other than Priority Indebtedness) of Parent or any Restricted Subsidiary of Parent not otherwise permitted hereunder in an aggregate principal amount which, when aggregated with the principal amount of all other Indebtedness then outstanding and incurred on or after January 16, 2004 pursuant to this clause (ix), clause (ix) of Section 1011 of the Senior Note Indenture or clause (xi) below, does not exceed $200,000,000 at any one time outstanding;”,

(ii) deleting the period at the end of clause (x) and substituting in lieu thereof the following: “; and” and (iii) adding the following new clause (xi):

“(xi) Indebtedness of the New Notes Issuer and the New Notes Guarantors in respect of the New Notes (and guarantees thereof) in an aggregate principal amount not to exceed, when combined with any outstanding principal amount of Indebtedness issued under clause (ix) above, $200,000,000; provided, that (i) the New Notes are issued (A) to refinance or refund or in exchange for then outstanding debt securities of Parent, the Borrower or a Restricted Subsidiary of Parent or (B) for general corporate purposes, other than (x) acquisitions (other than acquisitions of subscribers), (y) asset purchases (other than asset purchases constituting the purchase of subscribers) and (z) dividends paid to a Person other than the Borrower or a Guarantor, (ii) the New Notes do not have any scheduled amortization, do not mature and do not have any mandatory prepayments (other than customary asset sale and change of control offer requirements), in each case, prior to the date that is at least 91 days following the final maturity of the Loans and (iii) do not have terms and conditions which are materially more restrictive taken as a whole than the terms and conditions of this Agreement.”

6. Amendment to Section 6.12. Section 6.12 of the Term Loan Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

“6.12. Restriction on Certain Purchases of Indebtedness. No Restricted Subsidiary shall purchase the New Notes or any Indebtedness of Parent or Borrower evidenced by securities that were previously issued or the subject of one or more transactions registered under the Securities Act of 1933, as amended, except with the net proceeds of, or in exchange for, Indebtedness incurred under Section 6.2(b)(xi).”

7. Amendment to Section 7. Section 7 of the Term Loan Agreement is hereby amended by deleting the final paragraph thereof and substituting in lieu thereof the following:

“then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents, including, without limitation, any Prepayment Premium payable under Sections 2.6 or 2.7 hereof, shall immediately become due and payable, and (B) if such event is any other Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents, including, without limitation, any Prepayment Premium payable under Sections 2.6 or 2.7 hereof, to be due and payable forthwith, whereupon the same shall immediately become due and payable.

For the avoidance of doubt, if an Event of Default occurs, then, upon acceleration of the Loans, a premium equivalent to the Prepayment Premium that would be payable by the Company pursuant to Sections 2.6 or 2.7 hereof upon the date of such prepayment shall also become and be immediately due and payable, to the extent permitted by law, anything in this Agreement to the contrary notwithstanding (it being understood that any Prepayment Premium owing hereunder shall be calculated according to the date the Loans are repaid and not the date of acceleration).”

8. Waiver. The Lenders hereby waive any Default or Event of Default resulting from the Borrower’s failure to deliver the documents required by Section 5.2(b) of the

Credit Agreement for each of the fiscal quarters ended during the period from September 30, 2005 through September 30, 2006, and any failure to deliver a notice of Default or Event of Default as a result of such failure.

9. Conditions to Effectiveness. This Amendment shall become effective on and as of the date (the “Amendment Effective Date”) of receipt by the Administrative Agent of the following:

(a) This Amendment, duly executed and delivered by a duly authorized officer of each of Parent and the Borrower;

(b) An Acknowledgment and Consent, substantially in the form of Exhibit D hereto, duly executed and delivered by each Guarantor;

(c) A Lender Consent Letter, substantially in the form of Exhibit E (a “Lender Consent Letter”), duly executed and delivered by the Required Lenders; and

(d) All fees required to be paid by the Borrower, and all expenses required to be paid by the Borrower for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent and the Lenders, as set forth in paragraph 11 below), on or before the Amendment Effective Date.

10. Representations and Warranties. Parent and the Borrower hereby represent and warrant to the Administrative Agent and each Lender that (before (other than the events specified in paragraph 8 above) and after giving effect to this Amendment):

(a) No Default or Event of Default has occurred and is continuing; and

(b) Each of the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).

11. Payment of Fees and Expenses.

(a) In the event that the Required Lenders and the Borrower execute and deliver the Amendment, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders consenting to the Amendment on or prior to February 22, 2007, an amendment fee in the amount of 1.50% on the principal amount of each such Lender’s outstanding Loans immediately prior to the Amendment Effective Date, payable on the Amendment Effective Date.

(b) The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. In addition, the Borrower agrees to pay or reimburse the Lenders, in the amount of $135,000, for the reasonable fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP, special counsel to the Lenders, incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby.

12. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Term Loan Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Term Loan Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

13. GOVERNING LAW; Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement, of an Acknowledgement and Consent or of a Lender Consent Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment, the Acknowledgement and Consents and the Lender Consent Letters signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(c) The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

By:
Name:
Title:

PRIMUS TELECOMMUNICATIONS HOLDING, INC.

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment

EXHIBIT D

ACKNOWLEDGEMENT AND CONSENT

Reference is made to (i) the Second Amendment, dated as of February 22, 2007 (the “Amendment”), to the Term Loan Agreement, dated as of February 18, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”), among PRIMUS TELECOMMUNICATIONS GROUP INCORPORATED, a Delaware corporation (the “Parent”), PRIMUS TELECOMMUNICATIONS HOLDING, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the “Syndication Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”) and (ii) the Guarantee and Collateral Agreement, dated as of February 18, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Guarantee and Collateral Agreement”), made by each of the signatories thereto (together with any other entity that may become a party thereto as provided therein, the “Grantors”), in favor of the Administrative Agent for the benefit of the Secured Parties. Unless otherwise defined herein, capitalized terms used herein and defined in the Term Loan Agreement are used herein as therein defined.

Each of the undersigned parties to the Guarantee and Collateral Agreement and the other Security Documents hereby (a) consents to the Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of February 22, 2007.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

By:
Name:
Title:

PRIMUS TELECOMMUNICATIONS HOLDING, INC.

By:
Name:
Title:

PRIMUS TELECOMMUNICATIONS, INC.

By:
Name:
Title:

PRIMUS TELECOMMUNICATIONS INTERNATIONAL, INC.

By:
Name:
Title:

TRESCOM INTERNATIONAL, INC.

By:
Name:
Title:

Signature Page to Acknowledgment and Consent

ROCKWELL COMMUNICATIONS CORPORATION

By:
Name:
Title:

LEAST COST ROUTING, INC.

By:
Name:
Title:

Signature Page to Acknowledgment and Consent

TRESCOM U.S.A., INC.

By:
Name:
Title:

IPRIMUS USA, INC.

By:
Name:
Title:

IPRIMUS.COM, INC.

By:
Name:
Title:

PRIMUS TELECOMMUNICATIONS IHC, INC.

By:
Name:
Title:

Signature Page to Acknowledgment and Consent

EXHIBIT E

LENDER CONSENT LETTER

PRIMUS TELECOMMUNICATIONS HOLDING, INC.

TERM LOAN AGREEMENT

DATED AS OF FEBRUARY 18, 2005

To:	Lehman Commercial Paper Inc.,

    as Administrative Agent

745 Seventh Avenue

New York, New York 10019

Attn: Michelle Rosolinsky

Ladies and Gentlemen:

Reference is made to the TERM LOAN AGREEMENT, dated as of February 18, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”), among PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED, a Delaware corporation (the “Parent”), PRIMUS TELECOMMUNICATIONS HOLDING, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the “Syndication Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Term Loan Agreement are used herein as therein defined.

The Borrower has requested that the Required Lenders consent to amend the provisions of the Term Loan Agreement solely on the terms described in the Second Amendment, dated as of February 22, 2007, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the “Amendment”).

Pursuant to Section 9.1 of the Term Loan Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title:

Dated: February 22, 2007